                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549

                           -----------------------------

                                     FORM T - 1

                      STATEMENT OF ELIGIBILITY UNDER THE TRUST
                       INDENTURE ACT OF 1939 OF A CORPORATION
                            DESIGNATED TO ACT AS TRUSTEE

                           -----------------------------

                  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                   FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                (Exact name of trustee as specified in its charter)

                                     13-3781471
                                 (I. R. S. Employer
                                Identification No.)


              100 Wall Street, New York, NY             10005
         (Address of principal executive offices)     (Zip Code)

                           -----------------------------

                             FOR INFORMATION, CONTACT:
                           Dennis J. Calabrese, President
                   First Trust of New York, National Association
                            100 Wall Street, 16th Floor
                                New York, NY  10005
                             Telephone:  (212) 361-2506

                           -----------------------------

                            NORFOLK SOUTHERN CORPORATION
                (Exact name of obligor as specified in its charter)

    Commonwealth of Virginia                                 52-1188014
    (State or other jurisdiction of                          (I. R. S. Employer
    incorporation or organization)                           Identification No.)

    Three Commercial Place
    Norfolk, Virginia                                        23510-2191
    (Address of principal executive offices)                 (Zip Code)

                            -----------------------------

                                   DEBT SECURITIES

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Item 1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee - -

    (a) Name and address of each examining or supervising authority to which it is subject.

              Name                               Address
              ----                               -------

              Comptroller of the Currency   Washington, D. C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  AFFILIATIONS WITH THE OBLIGOR.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.      LIST OF EXHIBITS.

    Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

    Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

    Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

    Exhibit 4.     By-Laws of First Trust of New York, National Association,
                   Incorporated   herein by reference to Exhibit 4 of Form T-1,
                   Registration No. 33-55851.

    Exhibit 5.     Not applicable.

    Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

    Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

    Exhibit 8.     Not applicable.

    Exhibit 9.     Not applicable.



                                      SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 22nd day of January, 1997.

                                            FIRST TRUST OF NEW YORK,
                                              NATIONAL ASSOCIATION



                                            By: /s/ Frank J. Gillhaus, Jr.
                                                -----------------------------
                                                    Vice President


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                                                                       Exhibit 7


                           FIRST TRUST OF NEW YORK, N. A.
                          STATEMENT OF FINANCIAL CONDITION
                                   AS OF 09/30/96

                                     ($000's)




                                                             09/30/96
                                                           ----------

ASSETS
    Cash and Due From Depository Institutions                 $31,930
    Federal Reserve Stock                                       3,658
    Fixed Assets                                                  738
    Intangible Assets                                          81,749
    Other Assets                                                5,710
                                                           ----------
         TOTAL ASSETS                                        $123,785
                                                           ----------
                                                           ----------


LIABILITIES
    Other Liabilities                                           6,826
                                                           ----------
    TOTAL LIABILITIES                                           6,826

EQUITY
    Common and Preferred Stock                                  1,000
    Surplus                                                   120,932
    Undivided Profits                                          (4,793)
                                                           ----------
         TOTAL EQUITY CAPITAL                                 116,959

TOTAL LIABILITIES AND EQUITY CAPITAL                         $123,785
                                                           ----------
                                                           ----------


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To the best of the undersigned's determination, as of this date the above financial information
is true and correct.

First Trust of New York, N. A.



By: /s/ Frank J. Gillhaus, Jr.
    --------------------------
         Vice President

Date: January 22, 1997